UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2005

Principal Life Insurance Company

(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation)	001-32109 (Commission File Number)	42-0127290 (IRS Employer Identification No.)

711 High Street, Des Moines, Iowa (Address of principal executive offices)	50392-0001 (Zip Code)

Registrant’s telephone number, including area code: (515) 247-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Opinion of Nora M. Everett
Opinion of Sidley Austin Brown & Wood LLP
Opinion of Sidley Austin Brown & Wood LLP

Item 9.01 Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-110499 and 333-110499-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 14, 2003 and amended on December 19, 2003 and March 3, 2004.

     (c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of December 13, 2005, relating to Principal Life Income Fundings Trust 16.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP (re: tax matters).

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: December 20, 2005
	By:	/s/ Patrick C. Frazier
Name: Patrick C. Frazier
Title: Vice President & Senior International Counsel

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 4.1	Omnibus Instrument, dated as of December 13, 2005, relating to Principal Life Income Fundings Trust 16.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP (re: tax matters).

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8).